                               SECURITY CAPITAL


                                   [PICTURE]

                            U.S. REAL ESTATE SHARES

                            2000 SEMIANNUAL REPORT

                                    [LOGO]
                               SECURITY CAPITAL

SECURITY CAPITAL
U.S. REAL ESTATE SHARES

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

     TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

     In contrast to the challenging and frustrating conditions that characterized our sector in 1999, U.S. real estate securities generated strong performance during the first half of 2000 both in absolute terms as well as relative to broader market indices. The Wilshire Real Estate Securities Index ("WARESI") benchmark posted a total return of 15.2% through June 30, 2000. By comparison, the S&P 500 and Russell 2000 indices generated returns through June 30, 2000 of -0.4% and 3.1% respectively.

     While deeply discounted pricing is clearly the fuel that drove the performance of real estate securities during the first half of 2000, we believe that the spark for investors after two down years was a combination of broader equity market volatility and signs of reaccelerating fundamentals in key property segments. Real estate stocks began the year undeniably cheap. Pricing had rolled back to year-end 1995 levels while earnings (funds from operations or "FFO") increased over 67% over the intervening period. Yet this alone had not been enough to refocus investor interest towards the group. The mood changed dramatically in March and April with equity market gyrations, particularly in the growth/technology-oriented sectors, serving to reawaken investors to the concept of risk and highlighting the strong income/value attributes of real estate stocks as a tool for portfolio diversification. Another factor for investors was a clear picture of strong and/or accelerating real estate operating fundamentals that emerged in first quarter operating results, with demand for office space and hotel rooms, in particular, outpacing supply in many key markets.

     By property type, the best stock performance during the first half of 2000 came from the hotel, office and multifamily companies, which generated total returns for the first half of 25.1%, 17.9% and 14.8% respectively. Hotel company performance was led by large-cap Starwood Hotels & Resorts
     (HOT), which benefitted from strong room demand, a liquid balance sheet following the year-end sale of its Caesar's gaming operation and consolidation of its international Ciga interests, and a highly coherent strategy for its core Westin and Sheraton brands. Office companies continued to benefit from fundamental strength in the form of strong net absorption and balanced new supply in key urban markets such as San Francisco, Manhattan, Boston and Washington D.C. The San Francisco office market, in particular, has experienced unprecedented growth in rents early in 2000 as technology-oriented firms execute aggressive growth strategies in a tight, supply constrained market. The performance of multifamily companies during the first half was driven by their defensive attributes in a rising interest rate environment--home ownership becomes more expensive as mortgage rates increase--as well as an observed reduction in the pace of multifamily construction.

     The factory outlet and the self-storage sectors were underperformers during the first half with total returns of -9.0% and 4.9% respectively. Operating and financial distress at Prime Retail (PRT) was the primary component behind factory outlet performance. A factor for the self-storage sector has been negative earnings revisions associated with both higher expected levels of investment in new development as well as revised late fee policies, an area that has recently come under legal scrutiny.

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a 17.6% total return for the first half of 2000, outperforming the WARESI benchmark by 242 basis points and ranking the Fund in the top 3% of real estate mutual funds evaluated by Morningstar(R) for this period/1/. We attribute this outperformance to strong stock selection that led to overweight positions in key stocks including Starwood Hotels & Resorts (HOT), Spieker Properties (SPK), Cornerstone Properties (CPP, now EOP following the merger on June 19, 2000 with Equity Office Properties), Avalon Bay Communities (AVB) and Urban Shopping Centers (URB). On a trailing three-year basis, SC-US Real Estate Shares has an average annual total return of 7.2%, outperforming the WARESI benchmark by 599 basis points. This three-year performance places the Fund in the top 2% of real estate mutual funds ranked by Morningstar/2/. In addition, SC-US Real Estate Shares has earned a Morningstar Category Rating of 5, the highest possible. The Morningstar Category Rating is a quantitative measure of risk-adjusted performance over a three-year period and shows how well a fund has balanced risk and return relative to other funds in its category. Since its inception on December 20, 1996, SC-US Real Estate Shares' average annual total return of 9.0% is 491 basis points in excess of the comparable WARESI return.

Investment Outlook

Entering the second half of the year, it is clear that real estate securities have reentered the world of the living. For the first time in over two years, investors have moved beyond questions of "where's the bottom?" and "what's the catalyst?" and have begun to consider the performance potential for the group as the market for real estate securities transitions towards more balanced pricing. In our view, we are still in the early stages of recognizing the true value of many public real estate companies. Based on the following perspectives, we believe that the performance opportunity for SC-US Real Estate Shares today is very healthy, particularly on a risk-adjusted basis.

  . High quality real estate at bargain prices. Notwithstanding pricing gains over the last six months, the valuation of many public real estate companies continues to reflect a significant discount to the cash flow-based value of the underlying net asset value ("NAV"). A key factor is the strong cash flow growth occurring at the asset level in the context of historically low vacancy rates, healthy demand by users and balanced levels of new supply. Also important is the healthy demand for real estate assets by institutional investors on a private/direct basis. In this context, we believe NAVs for high quality real estate are stable, with the underlying cash flow streams undervalued in a public equity format.

  . Undervalued operating platforms. While the market has often viewed NAV as an upper bound for pricing many public real estate companies, select companies have emerged with the capability of adding value beyond the piecemeal value of their underlying real estate assets. We believe companies that demonstrate excellence in the following key areas over time will warrant a consistent premium to NAV.

      - Fully integrated management teams with unique execution capabilities
      - Significant operational and financing efficiencies
      - Disciplined capital allocation
      - Broad ownership with demonstrated trading liquidity
      - Strong asset liquidity and portfolio diversification

  . Attractive portfolio diversification characteristics. Broader equity market volatility is leading investors to seek effective portfolio diversification tools. With a healthy income component and a demonstrated low correlation of performance to the broader equity market, there is increasing recognition of real estate securities in this regard. We believe this trend is still in its early stages and has the potential to be a meaningful driver of liquidity and pricing over the next 12-18 months.

We remain focused on those real estate companies where our research identifies high quality assets, sound business strategies and attractive total rate of return potential. We appreciate your continued support.

Sincerely,

/s/ Anthony R. Manno Jr.                     /s/ Kenneth D. Statz

Anthony R. Manno Jr.                         Kenneth D. Statz
President                                    Managing Director

/1/ Source: Morningstar Principia(TM) Pro Plus. Overall ranking among 128 real estate mutual funds for the year-to-date period ending June 30, 2000.
/2/ Source: Morningstar Principia Pro Plus. Overall ranking among 69 real estate mutual funds for the three-year period ending June 30, 2000.
(C) 2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

FUND PERFORMANCE
--------------------------------------------------------------------------------
SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS
Average Annual Total Returns
Period Ended June 30, 2000

                                                                               Since Inception
                              Year-to-Date      One-Year      Three-Year      (12/20/96-6/30/00)
                              ------------------------------------------------------------------
SC-US Real Estate Shares         17.6%            7.1%           7.2%                9.0%
------------------------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/1/              15.2%            4.5%           1.2%                4.0%
------------------------------------------------------------------------------------------------
NAREIT Equity Index/2/           13.2%            3.0%           0.4%                3.1%

Past performance is not indicative of future results. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) Wilshire Real Estate Securities Index is an unmanaged, market-capitalization weighted index comprising publicly traded REITs and real estate operating companies except for special purpose and healthcare REITs; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT

Period from December 20, 1996 to June 30, 2000

                                    [Graph]

                                Wilshire RE     NAREIT
                                 Security       Equity
                     SC-US         Index         Index
                    -----------------------------------
20-Dec-96           $10,000       $10,000       $10,000
December            $10,377       $10,425       $10,410
January 1997        $10,459       $10,574       $10,526
February            $10,538       $10,580       $10,505
March               $10,509       $10,616       $10,483
April               $10,079       $10,273       $10,196
May                 $10,329       $10,580       $10,494
June                $10,997       $11,104       $11,003
July                $11,458       $11,470       $11,343
August              $11,469       $11,385       $11,316
September           $12,823       $12,507       $12,304
October             $12,400       $11,976       $11,972
November            $12,638       $12,217       $12,231
December            $12,992       $12,489       $12,519
January 1998        $12,890       $12,313       $12,453
February            $12,600       $12,155       $12,241
March               $13,046       $12,396       $12,461
April               $12,540       $12,004       $12,054
May                 $12,395       $11,889       $11,970
June                $12,293       $11,826       $11,889
July                $11,466       $11,003       $11,117
August              $10,355        $9,860       $10,068
September           $11,046       $10,412       $10,638
October             $11,013       $10,269       $10,441
November            $11,356       $10,462       $10,595
December            $11,441       $10,313       $10,328
January 1999        $11,371       $10,089       $10,112
February            $11,394       $10,009        $9,875
March               $11,115        $9,955        $9,830
April               $12,567       $11,016       $10,763
May                 $12,779       $11,203       $11,000
June                $12,641       $11,012       $10,822
July                $12,056       $10,590       $10,477
August              $12,056       $10,431       $10,344
September           $11,654        $9,961        $9,951
October             $11,243        $9,776        $9,706
November            $10,940        $9,622        $9,548
December            $11,507        $9,984        $9,851
January 2000        $11,606       $10,025        $9,883
February            $11,457        $9,834        $9,765
March               $12,042       $10,264       $10,087
April               $12,900       $10,996       $10,765
May                 $13,075       $11,128       $10,870
June                $13,536       $11,503       $11,149

                    See notes to the financial statements.
4

     F U N D  F A C T S
----------------------------------------------------------------------------------------------------------------
     TOP 10 HOLDINGS                              FUND AT A GLANCE

     % of Total Net Assets
                                                  Minimum initial investment                         $2,500/1/
     Equity Office Properties Trust       9.2%
                                                  Minimum subsequent investment                      $  250
     Starwood Hotels &
       Resorts Worldwide, Inc.            7.4%    Sales charge (load)                                  None

     Public Storage, Inc.                 5.9%    Redemption fee                                       None

     General Growth Properties, Inc.      5.6%    Symbol                                              SUSIX

     Arden Realty, Inc.                   5.5%    Contact                                    1-888-SECURITY

     Liberty Property Trust               5.5%    Web Site                          www.securitycapital.com

     Prentiss Properties Trust            5.3%

     Avalon Bay Communities, Inc.         4.6%

     Charles E. Smith
       Residential Realty, Inc.           4.5%

     Equity Residential
       Properties Trust                   4.2%
                                        -----
       Total                             57.7%

/1/ $1,000 for IRAs and UGMA/UTMA accounts.

SECTOR WEIGHTINGS/2/

Office 24.6%

Other/3/ 6.7%

Shopping
Centers 3.4%

Storage 5.9%

Hotels 7.4%

Multifamily 28.2%

Diversified 14.1%

Regional Malls 9.7%

/2/ Sector classifications are as defined by Wiltshire Associates.

/3/ Other includes short-term investments and other liabilities in excess of assets.


                                MORNINGSTAR(R)
                                CATEGORY RATING
                                   [DIAGRAM]

The Morningstar Category Rating is a quantitative measure of risk-adjusted performance over a three-year period and shows how well a fund has balanced risk and return relative to other funds in its category.

(C) 2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.


                 See notes to the financial statements.                        5

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
    Shares                                                       Market Value
    -------------------------------------------------------------------------

                COMMON STOCKS - 93.3%
                MULTIFAMILY - 28.2%
    104,073     Avalon Bay Communities, Inc.                     $ 4,345,048
    111,100     Charles E. Smith Residential Realty, Inc.          4,221,800
     84,900     Equity Residential Properties Trust                3,905,400
     88,250     Apartment Investment & Management Company          3,816,812
     83,950     Essex Property Trust, Inc.                         3,525,900
    149,200     Amli Residential Properties Trust                  3,515,525
     67,300     Post Properties, Inc.                              2,961,200
                                                                 -----------
                                                                  26,291,685

                OFFICE - 24.6%
    312,408     Equity Office Properties Trust                     8,610,737
    219,300     Arden Realty, Inc.                                 5,153,550
     82,200     Boston Properties, Inc.                            3,174,975
    118,900     Mack-Cali Realty Corporation                       3,054,244
    122,200     Highwoods Properties, Inc.                         2,932,800
                                                                 -----------
                                                                  22,926,306

                DIVERSIFIED - 14.1%
    199,000     Liberty Property Trust                             5,161,563
    205,200     Prentiss Properties Trust                          4,924,800
     66,400     Spieker Properties, Inc.                           3,054,400
                                                                 -----------
                                                                  13,140,763

                REGIONAL MALLS - 9.7%
    165,600     General Growth Properties, Inc.                    5,257,800
    110,700     Urban Shopping Centers, Inc.                       3,729,206
                                                                 -----------
                                                                   8,987,006

                HOTELS - 7.4%
    212,150     Starwood Hotels & Resorts Worldwide, Inc.          6,908,134

                STORAGE - 5.9%
    234,300     Public Storage, Inc.                               5,491,406

                SHOPPING CENTERS - 3.4%
    158,500     Federal Realty Investment Trust                    3,170,000

                Total common stocks
                                                                 -----------
                (cost $79,577,857)                                86,915,300


6                   See notes to the financial statements.

--------------------------------------------------------------------------------

     Principal
        Amount                                                                             Market Value
   ----------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS-7.8%
    $3,225,034      Agreement with State Street Bank and Trust Company,
                    3.500%, dated 06/30/2000, to be repurchased at
                    $3,225,975, on 07/03/2000, collateralized by
                    $2,340,000 U.S. Treasury Bond, 14.000% maturing
                    on 11/15/2011 (market value $3,250,772)                                 $ 3,225,034

     4,000,000      United States Treasury Bill, 4.250%, 07/06/2000                           3,997,639
                                                                                            -----------
                    Total short-term investments
                    (cost $7,222,673)                                                         7,222,673
                                                                                            -----------
                    Total investments - 101.1%
                    (cost $86,800,530)                                                       94,137,973

                    Other liabilities in excess of assets - (1.1)%                           (1,045,880)
                                                                                            -----------
                    Net assets-100.0%                                                       $93,092,093
                                                                                            ===========








                    See notes to the financial statements.                     7

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value
   (cost $86,800,530)                                                            $94,137,973
   Receivable for investment securities sold                                         423,946
   Receivable for fund shares sold                                                 1,836,904
   Dividends and interest receivable                                                 830,546
   Deferred organization costs                                                        36,927
   Other assets                                                                          623
                                                                                 -----------
   Total assets                                                                   97,266,919
                                                                                 -----------

LIABILITIES:
   Payable for investment securities purchased                                   $ 3,366,017
   Payable to investment adviser                                                      49,579
   Payable to distributor                                                             18,450
   Payable for fund shares repurchased                                               704,266
   Accrued expenses and other liabilities                                             36,514
                                                                                 -----------
   Total liabilities                                                               4,174,826
                                                                                 -----------
      Net assets                                                                 $93,092,093
                                                                                 ===========


NET ASSETS CONSIST OF:
   Capital stock                                                                 $91,398,707
   Accumulated undistributed net realized loss on investments                     (5,644,057)
   Net unrealized appreciation on investments                                      7,337,443
                                                                                 -----------
   Total net assets                                                              $93,092,093
                                                                                 ===========

   Shares outstanding (50,000,000 shares of $0.01 par value authorized)            8,654,869
   Net asset value and redemption price per share                                $     10.76
                                                                                 ===========




8                   See notes to the financial statements.

     SECURITY CAPITAL U.S. REAL ESTATE SHARES
     STATEMENT OF OPERATIONS-PERIOD ENDED JUNE 30, 2000
     (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                               $ 2,176,502
   Interest income                                                   122,001
                                                                 -----------
   Total investment income                                         2,298,503
                                                                 -----------

EXPENSES:
   Investment advisory fee                                           207,758
   Distribution expense                                               86,566
   Administration fee                                                  6,925
   Sub-administration fee                                             44,754
   Transfer agent, custody and accounting costs                       56,712
   Federal and state registration                                     18,884
   Professional fees                                                  34,809
   Shareholders reports and notices                                   13,426
   Directors' fees and expenses                                       11,934
   Amortization of organization expenses                              11,772
   Other                                                                 169
                                                                 -----------
   Total expenses before reimbursement                               493,709
                                                                 -----------
   Less: Reimbursement from adviser                                  (26,254)
                                                                 -----------
   Net expenses                                                      467,455
                                                                 -----------
     Net investment income                                       $ 1,831,048
                                                                 ===========

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                              $   129,728
   Change in unrealized appreciation on investments                9,328,719
                                                                 -----------
   Net realized and unrealized gain on investments                 9,458,447
                                                                 -----------
     Net increase in net assets resulting from operations        $11,289,495
                                                                 ===========

                    See notes to the financial statements.                     9

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)     Dec. 31, 1999
----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $  1,831,048      $  2,667,833
  Net realized gain on investments                 129,728         1,688,769
  Change in unrealized appreciation
   (depreciation) on investments                 9,328,719        (2,890,064)
                                              ------------------------------
  Net increase in net assets
   resulting from operations                    11,289,495         1,466,538

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                     78,293,663        24,317,153
  Shares issued to holders in
   reinvestment of dividends                     1,038,188           897,177
  Cost of shares redeemed                      (46,647,529)      (67,481,770)
                                              ------------------------------
  Net increase (decrease) in net assets
   from capital share transactions              32,684,322       (42,267,440)

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (1,831,048)       (2,546,365)
  From net realized gains                               --                --
  Return of capital                                     --          (366,516)
                                              ------------------------------
  Total distributions                           (1,831,048)       (2,912,881)

DISTRIBUTIONS TO
CLASS R SHAREHOLDERS:
  From net investment income                            --          (128,690)
  From net realized gains                               --                --
  Return of capital                                     --           (18,523)
                                              ------------------------------
  Total distributions Class R                           --          (147,213)

   Total increase (decrease) in net assets      42,142,769       (43,860,996)

NET ASSETS:
  Beginning of period                           50,949,324        94,810,320
                                              ------------------------------
  End of period                               $ 93,092,093      $ 50,949,324
                                              ==============================



10                  See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Period ended                                                      Dec. 20, 1996/1/
                                               June 30, 2000     Year ended       Year ended      Year ended         through
                                                (unaudited)     Dec. 31, 1999    Dec. 31, 1998   Dec. 31, 1997    Dec. 31, 1996
                                              -----------------------------------------------------------------------------------
For a share outstanding for each period:/2/
Net asset value, beginning of period                  $  9.37          $  9.82          $ 11.95       $  10.38        $ 10.00
                                              -------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.25             0.45             0.42          0.46/3/         0.02
  Net realized and unrealized gain (loss)
   on investments                                        1.39            (0.39)           (1.80)          2.11           0.36
                                              -------------------------------------------------------------------------------
  Total from investment operations                       1.64             0.06            (1.38)          2.57           0.38
                                              -------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.25)           (0.45)           (0.43)         (0.46)            --
  Dividends from net realized gains                        --               --            (0.29)         (0.54)            --
  Return of capital                                        --            (0.06)           (0.03)            --             --
                                              -------------------------------------------------------------------------------
  Total distributions                                   (0.25)           (0.51)           (0.75)         (1.00)            --
                                              -------------------------------------------------------------------------------
Net asset value, end of period                        $ 10.76          $  9.37          $  9.82       $  11.95        $ 10.38
                                              -------------------------------------------------------------------------------

Total return/4/                                          17.6%             0.6%           (11.9)%         25.2%           3.8%
Supplemental data and ratios:
  Net assets, end of period ($000)                    $93,092          $50,949          $94,811       $117,232        $10,247
  Ratio of expenses to
   average net assets/5/,/6/                             1.35%            1.20%            1.00%          0.94%            --%
  Ratio of net investment income to
   average net assets/5/,/6/                             5.29%            4.18%            4.75%          4.08%         19.71%
Portfolio turnover rate                                 58.15%           49.66%          109.49%        104.17%            --%

/1/  Inception date.
/2/ Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets which are both Classes.
/3/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
/4/ Not annualized for the period ended June 30, 2000 and for the period December 20, 1996 through December 31, 1996.
/5/  Annualized.
/6/ Without voluntary expense reimbursements of $26,254, $256,747, $301,721 and $30,276 for the period ended June 30, 2000 and the years ended December 31, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.43%, 1.62%, 1.29% and 0.97%, respectively.
     Without voluntary expense reimbursements of $26,254, $256,747, $301,721 and $30,276 for the period ended June 30, 2000 and the years ended December 31, 1999, 1998 and 1997, respectively, the ratio of net investment income to average net assets would have been 5.21%, 3.76%, 4.46% and 4.05%, respectively.

                  See notes to the financial statements.                      11

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

     Effective February 1, 2000, Class R shares of the Fund were converted to Class I shares of the Fund with the surviving class being known as Security Capital U.S. Real Estate Shares ("SC-US").

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31,1999, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $3,919,058 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1999, the Fund has elected for Federal income tax purposes to defer a $1,572,439 current year post October capital loss as though the loss was incurred on the first day of the next fiscal year.

12

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NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
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     c)   Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meets the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the fund's expected proceeds could be delayed, or the fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also

                                                                              13
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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

   qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:

   Six Months Ended June 30, 2000:
   -----------------------------------------------------------------------------------------
                                                                      Amount         Shares
                                                                  --------------------------
   Shares sold                                                    $  77,378,341    7,552,074
   Shares issued to holders in reinvestment of dividends              1,038,188       98,897
   Shares redeemed                                                  (41,157,273)  (3,947,522)
                                                                  --------------------------
   Net increase                                                   $  37,259,256    3,703,449
                                                                  ==========================

   Class R Shares:*
      Shares sold                                                 $     915,322       96,175
      Shares issued to holders in reinvestment of dividends                  --           --
      Shares redeemed                                                (5,490,256)    (580,642)
                                                                  --------------------------
      Net decrease                                                $  (4,574,934)    (484,467)
                                                                  ==========================

   * Represents activity from January 1, 2000 - January 31, 2000. Effective
   February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class being known as Security Capital U.S. Real Estate
   Shares.

   Year Ended December 31, 1999:
   ----------------------------------------------------------------------------------------
                                                                      Amount        Shares
                                                                  -------------------------
   Class I Shares:
      Shares sold                                                 $ 19,952,507      2,027,897
      Shares issued to holders in reinvestment of dividends            776,057         79,866
      Shares redeemed                                              (63,391,015)    (6,377,077)
                                                                  ---------------------------
      Net decrease                                                $(42,662,451)    (4,269,314)
                                                                  ===========================

   Class R Shares:
      Shares sold                                                 $  4,364,646        455,863
      Shares issued to holders in reinvestment of dividends            121,120         12,565
      Shares redeemed                                               (4,090,755)      (418,787)
                                                                  ---------------------------
      Net increase                                                $    395,011         49,641
                                                                  ===========================

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2000, were $69,228,267 and $36,981,485, respectively.

   As of June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                     $8,418,993
   (Depreciation)                   (1,081,550)
                                    ----------
   Net appreciation on investments  $7,337,443
                                    ==========

   As of June 30, 2000, the cost of investments for federal income tax purposes was $86,800,530.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"), an indirect, wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

   GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets, computed on a daily basis, for the year ended December 31, 2000.

   GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

   State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

   Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
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5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Security Capital Markets Group Incorporated, an indirect, wholly-owned subsidiary of Security Capital, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the six months ended June 30, 2000, the Fund has made payments totaling $97,071 as required by the adopted Distribution Plans.

6.   REORGANIZATION

     The Fund was formerly the sole investment portfolio of Security Capital Employee REIT Fund Incorporated ("SCERF"), a Maryland Corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Fund was restructured as one of two investment portfolios of SC-REMFs on December 31, 1998.

     The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. As a result, the tax basis of securities held was higher than the basis for financial reporting purposes by $30,491 and $24,444 of as December 31, 1999 and December 31, 1998,
     respectively.

7.   ORGANIZATION COSTS

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

8.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2000, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 24.4% of the Fund's total outstanding shares.

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
DIRECTORS                                                   INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.                                        Anthony R. Manno Jr.
Chairman and President                                      Director, Chairman and President
Security Capital Real Estate Mutual Funds
Incorporated                                                Kenneth D. Statz
                                                            Managing Director

Robert H. Abrams                                            Kevin W. Bedell
Founding Director Program in Real Estate                    Senior Vice President
Cornell University
                                                            Anne Darnley
Trustee Emeritus and Presidential Counselor                 Vice President
Cornell University
                                                            Matthew E. Lamphier
Stephen F. Kasbeer                                          Vice President
Former Senior Vice President for
Administration and Treasurer                                James D. Hardman
Loyola University                                           Analyst

Director                                                    Bernard Krieg
Endowment Realty, Inc.                                      Analyst

George F. Keane                                             Robert P. Van Bergen Jr.
President Emeritus                                          Analyst
The Commonfund Group
                                                            John H. Woo
                                                            Analyst

Director                                                    Matthew D. Hansen
Universal Stainless and Alloy Products                      Securities Trader

OFFICERS                                                    INVESTMENT ADVISER

Anthony R. Manno Jr.                                        Security Capital Global Capital
Director, Chairman and President                            Management Group Incorporated
                                                            11 South LaSalle Street
Kenneth D. Statz                                            Chicago, Illinois 60603
Managing Director                                           1-888-SECURITY

Kevin W. Bedell                                             TRANSFER AGENT
Senior Vice President
                                                            Boston Financial Data Services, Inc.
Alexander K. Daggett                                        P.O. Box 8121
Vice President - Client Services                            Boston, Massachusetts 02266-8121
                                                            1-800-409-4189
Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary           AUDITORS

David T. Novick                                             Arthur Andersen LLP
Vice President and Secretary                                33 West Monroe Street
                                                            Chicago, Illinois 60603
Michael J. Heller
Assistant Treasurer                                         LEGAL COUNSEL

                                                            Mayer, Brown & Platt
                                                            1909 K Street, N.W.
                                                            Washington, D.C. 20006

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                               SECURITY CAPITAL

               11 South LaSalle Street, Chicago, Illinois 60603
                                1-888-SECURITY